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


Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Mar 31, 2000
Current Due Period Ending                           Apr 30, 2000
Prior Distribution Date                             Apr 14, 2000
Distribution Date                                   May 12, 2000


Beginning Trust Principal Receivables           3,685,550,926.18
Average Principal Receivables                   3,685,447,607.61
FC&A Collections (Includes Recoveries)             59,836,905.01
Principal Collections                             117,469,064.43
Additional Balances                                43,755,280.88
Net Principal Collections                          73,713,783.55
Defaulted Amount                                   26,397,362.00
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,592,643.00

Beginning Participation Invested Amount           384,336,659.40
Beginning Participation Unpaid Principal          384,336,659.40
Balance
Ending Participation Invested Amount              373,896,575.22
Ending Participation Unpaid Principal Balance     373,896,575.22

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 384,336,659.40
Numerator for Fixed Allocation                    394,812,220.10
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Applicable Allocation Percentage                        10.4285%
Investor FC&A Collections                           6,240,087.67

Series Participation Interest Default Amount
Numerator for Floating Allocation                 384,336,659.40
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Floating Allocation Percentage                          10.4285%
Series Participation Interest Default Amount        2,752,847.15


Principal Allocation Components
Numerator for Floating Allocation                 384,336,659.40
Numerator for Fixed Allocation                    394,812,220.10
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)


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


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.5000%
(c) Rate Sufficient to Cover Interest, Yield             6.1427%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          384,336,659.40
Principal Balance
(e) Actual days in the Interest Period                        28
Series Participation Monthly Interest, [a*d*e]      2,241,963.85

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,440,084.18
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,687,237.03
or e]
(b) prior to Accelerated Amort. Date or not         7,687,237.03
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.4285%
(d) Net Principal Collections                      73,713,783.55
(e) after Accelerated Amort Date or Early Amort    12,584,149.08
Period, [f*g]
(f) Fixed Allocation Percentage                         10.7127%
(g) Collections of Principal
                                                  117,469,064.43

(h) Minimum Principal Amount, [Min(i,l)]            5,702,559.36
(i)  Floating Allocation Percentage of             12,250,253.60
Principal Collections
(j)  2.2% of the Series Participation Interest      8,455,406.51
Invested Amount
(k) Series Participation Interest Net Default       2,752,847.15
Payment Amount
(l)  the excess of (j) over (k)                     5,702,559.36

(m) Series Participation Interest Net Default       2,752,847.15
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,240,087.67
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,241,963.85
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,752,847.15
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  640,561.10
Excess [Sec. 4.11(a)(vi)]                             604,715.57

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  854,551,681.27
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


Series 1997-1  Owner Trust Calculations

Due Period Ending      Apr 30, 2000

Payment Date           May 15, 2000


Calculation of Interest Expense


Index (LIBOR)             6.130000%

Accrual end date,           May 15, 2000
accrual beginning date      Apr 17, 2000
and days in Interest Period           28

              Class A-1   Class A-2    Class A-3     Class B   Certificates    Overcoll
                                                                                 Amount
Beginning   199,772,810  38,433,666   49,963,766   36,511,983    26,903,566    32,750,869
Unpaid
Principal
Balance

Previously         0.00        0.00         0.00         0.00          0.00
unpaid
interest/yield

Spread to        0.125%      0.250%       0.350%       0.650%        1.000%
index

Rate          6.255000%   6.380000%    6.480000%    6.780000%     7.130000%
(capped at
12.5%, 14%,
14%, 14%,
15%)

Interest/Yield  971,895     190,716      251,817      192,540       149,195
Payable on
the Principal
Balance

Interest on        0.00        0.00         0.00         0.00          0.00
previously
unpaid
interest/yield

Interest/Yield  971,895     190,716      251,817      192,540       149,195
Due

Interest/Yield  971,895     190,716      251,817      192,540       149,195
Paid


Summary



Beginning
Security    199,772,810  38,433,666   49,963,766   36,511,983    26,903,566    32,750,869
Balance

Beginning
Adjusted    199,772,810  38,433,666   49,963,766   36,511,983    26,903,566
Balance

Principal
Paid          5,426,661   1,044,008    1,357,211     991,808        730,806       969,660

Ending
Security    194,346,149  37,389,658   48,606,555  35,520,175     26,172,760    31,861,279
Balance

Ending
Adjusted    194,346,149  37,389,658   48,606,555  35,520,175     26,172,760
Balance

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


Ending                                                              7.0000%
Certificate
Balance as
%
Participati
on Interest
Invested
Amount

Targeted
Balance     194,426,219  37,389,658   48,606,555   35,520,175    26,172,760

Minimum
Adjusted                 16,000,000   20,800,000   15,200,000    11,200,000    13,600,000
Balance

Certificate
Minimum                                                           3,776,729
Balance

Ending OC
Amount as                                                                      23,551,647
Holdback
Amount

Ending OC
Amount as                                                                       8,309,632
Accelerated
Prin Pmts


Beginning          0.00        0.00         0.00         0.00          0.00          0.00
Net Charge
offs

Reversals          0.00        0.00         0.00         0.00          0.00          0.00

Charge offs        0.00        0.00         0.00         0.00          0.00          0.00

Ending Net         0.00        0.00         0.00         0.00          0.00          0.00

Charge Offs


Interest/Yi  $1.3320925  $3.9732581   $4.0355349   $4.2223654    $4.4403339
eld Paid
per $1000

Principal    $7.4378582 $21.7501752  $21.7501753  $21.7501754   $21.7501753
Paid per
$1000

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


Series 1997-1  Owner Trust Calculations
Due Period                                            April 2000
Payment Date                                        May 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       10,440,084.18
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          80,070.14

Series Participation Interest Monthly Interest      2,241,963.85

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.           971,894.72
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           190,716.39
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           251,817.38
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             192,539.86
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        149,195.22
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,346,591.23
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,044,008.41
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,357,210.94
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           991,808.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       730,805.89
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           969,659.71
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            80,070.14
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             405,730.14
Certificate - Sec. 3.05(a)(vii)


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       969,659.71
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           80,070.14
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       889,589.57
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            7,308.06

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